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                                                                    EXHIBIT 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              -------------------

                                   FORM T-1

                              -------------------

 STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
        1939, AS AMENDED, OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)_________________________________

                          ---------------------------

                           FIRST UNION NATIONAL BANK
              (Exact name of trustee as specified in its charter)


     United States National Bank                         56-0900030
     (State of incorporation if                          I.R.S. employer
     not a national bank)                                identification no.)

     First Union National Bank
     230 South Tryon Street, 9th Floor
     Charlotte, North Carolina                           28288-1179
     (Address of principal                                (Zip Code)
     executive offices)

                                 Same as above
                                 -------------

                (Name, address and telephone number, including
                  area code, of trustee's agent for service)


                     NOVASTAR MORTGAGE FUNDING CORPORATION

              (Exact name of obligor as specified in its charter)

                                   DELAWARE

        (State or other jurisdiction of incorporation or organization)

                                  48-1195807
                     (I.R.S. employer identification no.)

                               Scott F. Hartman
                     NovaStar Mortgage Funding Corporation
                        1900 West 47th Place, Suite 205
                            Westwood, Kansas 66205
                                (913) 362-1090

         (Address, including zip code, of principal executive offices)

                      ----------------------------------

                               US $1,250,000,000
              Asset-Backed Bonds and Callable Asset-Backed Bonds,
                               issued in series

                      (Title of the indenture securities)

                      ----------------------------------

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Item 1. General information.

  Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

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              Name                                      Address
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Federal Reserve Bank of Richmond, VA                    Richmond, VA

Comptroller of the Currency                             Washington, D.C.

Securities and Exchange Commission
Division of Market Regulation                           Washington, D.C.

Federal Deposit Insurance Corporation                   Washington, D.C.

   (b)  Whether it is authorized to exercise corporate trust powers.

        The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with the obligor and underwriters.

   If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

   None. Inasmuch as this form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer this Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.

Items 3-15.

     Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, Items 3 through 15 are not required herein.

Item 16.       List of Exhibits.

     All exhibits identified below are filed as a part of this statement of eligibility.

     *1. A copy of the Articles of Association of First Union National Bank as now in effect, which contain the authority to commence business and a grant of powers to exercise corporate trust powers.

     *2. A copy of the certificate of authority of the trustee to commence business, if not contained in the Articles of Association.

     *3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in exhibits (1) or (2) above.

     *4. A copy of the existing By-laws of First Union National Bank, or instruments corresponding thereto.

     5.   Inapplicable.

     6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on signature page of this Form T-1 Statement.

     *7. A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.


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     8.  Inapplicable.

     9.  Inapplicable.

---------------------------
*Incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of First Union National Bank, filed as Exhibit 25.1 to Form S-4 Registration Statement of Unifi, Inc. filed with the Securities and Exchange Commission on April 2, 1998 (Registration Statement No. 333-49243).

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Union National Bank, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Charlotte, and State of North Carolina, on the 17th day of April 1998.


                                       FIRST UNION NATIONAL BANK
                                               (trustee)


                                       By: /s/ Robert Ashbaugh
                                          -----------------------------------
                                          Name: Robert Ashbaugh
                                          Title: Vice President


                              CONSENT OF TRUSTEE

     Under section 321(b) of the Trust Indenture Act of 1939, as amended, and in connection with the proposed issuance by NovaStar Mortgage Funding Corporation of its Home Equity Loan Asset-Backed Bonds and Callable Home Equity Loan Asset-Backed Bonds, issued in series, First Union National Bank, as the trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

                                       FIRST UNION NATIONAL BANK



                                       By: /s/ Robert Ashbaugh
                                          -----------------------------------
                                          Name: Robert Ashbaugh
                                          Title: Vice President


     Dated:  April 17, 1998